American Century ETF Trust Statement of Additional Information (SAI) Supplement American Century® Small Cap Growth Insights ETF American Century® Small Cap Value Insights ETF
Supplement dated September 25, 2026 ■ SAI dated September 15, 2026

The following replaces the information for American Century Small Cap Growth Insights ETF and American Century Small Cap Value Insights ETF in the first table in the Creation and Redemption of Creation Units section on page 43:

Fund	Shares Per Creation Unit
American Century Small Cap Growth Insights ETF	12,500
American Century Small Cap Value Insights ETF	12,500

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